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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                 FORM 8-K/A-1


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):   October 16, 2001
                                                        -----------------


                                ORTHOVITA, INC.
                     ------------------------------------
                (Exact Name of Registrant Specified in Charter)


       Pennsylvania                 0-24517                 23-2694857
       ------------                 -------                 ----------
     (State or Other            (Commission File          (I.R.S. Employer
     Jurisdiction of                Number)             Identification No.)
     Incorporation)



              45 Great Valley Parkway
               Malvern, Pennsylvania                                  19355
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       (Address of Principal Executive Offices)                     (Zip Code)




Registrant=s telephone number, including area code:   (610) 640-1775
                                                      --------------

                                Not Applicable
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


This Amendment No. 1 is filed in order to file a more comprehensive version of
Exhibit 10.1 listed in Item 7.
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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

               Exhibits

               10.1 Revenue Interests Assignment Agreement, dated as of October 16, 2001, by and among Vita Special Purpose Corp., Orthovita, Inc. and Paul Capital Royalty Acquisition Fund, L.P. (certain portions of this exhibit have been omitted and were filed separately with the Securities Exchange Commission pursuant to a Orthovita, Inc. for confidential treatment) (1)

               10.2 Assignment, dated as of October 16, 2001, by and between Vita Special Purpose Corp. and Paul Capital Royalty Acquisition Fund, L.P. (2)

               10.3 Stock Purchase Agreement, dated as of October 16, 2001, by and between Orthovita, Inc. and Paul Capital Royalty Acquisition Fund, L.P. (2)

               10.4 Security Agreement, dated as of October 16, 2001, by and between Vita Special Purpose Corp. and Paul Capital Royalty Acquisition Fund, L.P. (2)

               10.5 Pledge Agreement, dated as of October 16, 2001, by and between Vita Licensing, Inc. and Paul Capital Royalty Acquisition Fund, L.P. (2)

               99.1   Press release issued October 22, 2001 (2)

(1)  Filed herewith.
(2)  Previously filed.
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ORTHOVITA, INC.


                              By: /s/ Joseph M. Paiva
                                  -------------------
                                  Joseph M. Paiva
                                  Chief Financial Officer



Dated: November 26, 2001

                                       2
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                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

10.1 Revenue Interests Assignment Agreement, dated as of October 16, 2001, by and among Vita Special Purpose Corp., Orthovita, Inc. and Paul Capital Royalty Acquisition Fund, L.P.